Exhibit 10.45

FOURTH AMENDMENT TO CREDIT AGREEMENT
This Fourth Amendment to Credit Agreement (this “Amendment”) is made as of this 6th day of January, 2016, among PHYSICIANS REALTY L.P., a Delaware limited partnership (the “Borrower”), PHYSICIANS REALTY TRUST, a Maryland real estate investment trust (the “Parent” together with Borrower, the “Credit Parties”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the “Administrative Agent”), and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, the Credit Parties, Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of September 18, 2014, as amended by that certain First Amendment to Credit Agreement dated as of June 5, 2015, that certain Second Amendment to Credit Agreement dated as of July 22, 2015, and that certain Third Amendment to Credit Agreement dated as of December 16, 2015 (collectively, the “Credit Agreement”) wherein Administrative Agent and the Lenders agreed to provide a revolving credit facility to Borrower in the aggregate principal amount of up to $750,000,000.00 evidenced by those certain Amended and Restated Notes dated as of July 22, 2015 (collectively, the “Notes”) made by Borrower in favor of each Lender; and
WHEREAS, the Credit Parties, Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
1.Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Credit Agreement and other Credit Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

2.Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)	Section 8.3 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“8.3 No Further Negative Pledges. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any Contractual Obligation (other than this Agreement and the other Credit Documents) that limits the ability of the Borrower or any such Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this Section 8.3 shall not prohibit (i) any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 8.1(e), solely to the extent any such negative pledge relates to the property financed by or subject to Permitted Liens securing such Indebtedness, (ii) any Contractual Obligation incurred or provided in favor of any holder of Indebtedness permitted under Section 8.1(l), solely to the extent such Contractual Obligation prohibits the pledge of the Capital Stock of the Borrower to secure any Indebtedness, (iii) any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (iv) customary restrictions and conditions contained in any agreement relating to the disposition of any property or assets permitted under Section 8.10 pending the consummation of such disposition, (v) customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, and (vi) any Contractual Obligation (including, without limitation, any negative pledge) incurred or provided in favor of any holder of Indebtedness permitted under Section 8.1(k).”

(b)	Section 8.5 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“8.5. Burdensome Agreements. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into, or permit to exist, any Contractual Obligation that encumbers or restricts the ability of any such Person to (i) pay dividends or make any other distributions to the Borrower or other Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to the Borrower or any other Credit Party, (iii) make loans or advances to the Borrower or any other Credit Party, (iv) sell, lease or transfer any of its property to the Borrower or any other Credit Party, (v) pledge its property pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof or (vi) other than customary Subsidiary Indebtedness limitations or covenants, act as a Borrower pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i)-(v) above) for (1) this Agreement and the other Credit Documents, (2) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(e) or Section 8.1(j); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or secured thereby, (3) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (4) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.10 pending the consummation of such sale, or (5) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(k).”
3.Representations and Warranties.

(a)	The Credit Parties hereby represent, warrant and covenant with Administrative Agent and the Lenders that, as of the date hereof:

(i)    All representations and warranties made in the Credit Agreement and other Credit Documents remain and continue to be true and correct in all material respects, except to the extent that such representations and warranties expressly refer to an earlier date.
(ii)    To the knowledge of the Credit Parties, there exists no Default or Event of Default under any of the Credit Documents.
(iii)    This Amendment has been duly authorized, executed and delivered by the Credit Parties so as to constitute the legal, valid and binding obligations of each Credit Party, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles.
4.General Terms. This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Credit Documents, and further acknowledge and agree that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Credit Document shall be to the Credit Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

5.Illegality. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

6.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
[SIGNATURES ON FOLLOWING PAGE]
It is intended that this Amendment take effect as an instrument under seal as of the date first written above.
BORROWER:
PHYSICIANS REALTY L.P., a Delaware limited partnership
By: Physicians Realty Trust, as General Partner
By: /s/ Jeff Theiler .
Jeff Theiler
EVP, Chief Financial Officer

PARENT:
PHYSICIANS REALTY TRUST, a Maryland real estate investment trust
By: /s/ Jeff Theiler .
Jeff Theiler
EVP, Chief Financial Officer

ADMINISTRATIVE AGENT, ISSUING BANK,
SWINGLINE LENDER, and a LENDER:

KEYBANK NATIONAL ASSOCIATION

By: /s/ Laura Conway .
Name: Laura Conway
Title: Senior Vice President

LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ Elizabeth Johnson .
Name:     Elizabeth Johnson
Title:    Executive Director

LENDER:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Gary Herzog .
Name: Gary Herzog
Title: Managing Director

By: /s/ Mark Koneval
Name:     Mark Koneval
Title: Managing Director

LENDER:

COMERICA BANK, a Texas Banking Association

By: /s/ Sam F. Meehan .
Name:     Sam F. Meehan
Title:      Vice President

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ John Murphy .
Name: John Murphy
Title:    Senior Vice President

LENDER:

BRANCH BANKING AND TRUST COMPANY

By: /s/ Mark Edwards .
Name:     Mark Edwards
Title:      Senior Vice President

LENDER:

CITIZENS BANK, N.A.

By: /s/ Donald W. Woods .
Name:    Donald W. Woods
Title:     Senior Vice President

LENDER:

THE HUNTINGTON NATIONAL BANK

By: /s/ Cheryl B. Holm .
Name:     Cheryl B. Holm
Title:    Senior Vice President

LENDER:

MORGAN STANLEY BANK, N.A.

By: /s/ Emanuel Ma .
Name: Emanuel Ma
Title: Authorized Signatory

LENDER:

MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Emanuel Ma .
Name:     Emanuel Ma
Title:    Vice President

LENDER:

ASSOCIATED BANK, NATIONAL ASSOCIATION

By: /s/ Greg Conner .
Name:     Greg Conner
Title:    Vice President

LENDER:

REGIONS BANK

By: /s/ Brian Higdon .
Name:     Brian Higdon
Title:     Vice President

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Yinghua Zhang .
Name:     Yinghua Zhang
Title:      Director

LENDER:

SYNOVUS BANK

By: /s/ David Bowman .
Name:     David Bowman
Title:      Director of Corporate Banking

LENDER:

BMO HARRIS BANK N.A.

By: /s/ Kevin Fennell .
Name:     Kevin Fennell
Title:     Vice President

LENDER:

RAYMOND JAMES BANK, N.A.

By: /s/ James M. Armstrong .
Name:     James M. Armstrong
Title:     Senior Vice President

LENDER:

ROYAL BANK OF CANADA

By: /s/ Joshua Freedman .
Name:     Joshua Freedman
Title:     Authorized Signatory

GUARANTOR CONFIRMATION

The undersigned Guarantor hereby acknowledges and consents to the foregoing Fourth Amendment to Credit Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for in, and subject to the provisions of, the guaranty provided by the undersigned as set forth in Section 4 of the Credit Agreement

PARENT:
PHYSICIANS REALTY TRUST, a Maryland real estate investment trust

By: /s/ Jeff Theiler
Jeff Theiler
EVP, Chief Financial Officer